SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 14, 2003

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall Minneapolis, Minnesota		55403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(612) 304-6073

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

	99	Target Corporation’s News Release dated August 14, 2003 containing its financial results for the quarter ended August 2, 2003.

Item 12.    Results of Operations and Financial Condition

On August 14, 2003, Target Corporation issued a News Release containing its financial results for the second quarter ended August 2, 2003.  The News Release is attached hereto as Exhibit 99. Forward-looking statements in this release should be considered in conjunction with the cautionary statements in Exhibit (99)C to Target Corporation's 2002 Form 10-K.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: August 14, 2003	By	/s/ Douglas A. Scovanner
Douglas A. Scovanner Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99	Target Corporation’s News Release dated August 14, 2003 containing its financial results for the quarter ended August 2, 2003.	Electronic Transmission